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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 28, 2004
                                                         -----------------


                               BCSB BANKCORP, INC.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


         UNITED STATES                      0-24589             52-2108333
------------------------------------   -------------------  ------------------
(State Or Other Jurisdiction              (Commission        (IRS Employer
Of Incorporation)                         File Number)       Identification No.)


 4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                  21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
       ------------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
           ---------------------------------------------

         On December 14, 2004, BCSB Bankcorp, Inc. (the "Registrant") engaged Stegman & Company Professional Association ("Stegman") as its successor independent audit firm. On December 14, 2004, the Registrant's advised Beard Miller Company, LLP ("Beard Miller") of its decision not to reengage Beard Miller for auditing services. The engagement of Stegman and the decision not to renew the Registrant's previous engagement of Beard Miller were approved by the Registrant's Audit Committee on December 14, 2004 and were to become effective on the date on which Beard Miller completes its audit of the Registrant's consolidated financial statements as of and for the year ended September 30, 2004. Beard Miller completed its audit of the Registrant's consolidated financial statements as of and for the year ended September 30, 2004, and the engagement of Stegman as the successor independent audit firm of the Registrant became effective on December 28, 2004.

         Beard Miller was engaged as the Registrant's auditor on January 2, 2004 upon the announcement by the Registrant's prior auditing firm Anderson Associates, LLP, of its decision to join Beard Miller on January 2, 2004 as its Baltimore office. Beard Miller served as the Registrant's independent auditors to audit the Registrant's most recent fiscal year end. Beard Miller's reports on the Registrant's financial statements for that year (the fiscal year ended September 30, 2003) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Registrant's most recent fiscal year end (the fiscal years ended September 30, 2004) and the subsequent interim period from October 1, 2004 through December 28, 2004, there were no disagreements with Beard Miller on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beard Miller, would have caused Beard Miller to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

         During the Registrant's most recent fiscal year end (the fiscal years ended September 30, 2004) and the subsequent interim period from October 1, 2004 through December 28, 2004, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

         During the Registrant's two most recent fiscal year ends (fiscal years ended September 30, 2003 and 2004) and the subsequent interim period from October 1, 2004 through December 28, 2004, neither the Registrant, nor any party at its behalf, consulted with Stegman regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed,
(ii) the type of audit opinion that might be rendered on the Registrant's financial statements; (iii) any matter that was the subject of a disagreement with Beard Miller on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or (iv) a "reportable event" as defined in Item 304(a)(1)(v) of Regulation S-K.


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         The Registrant has provided Beard Miller with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Registrant requested that Beard Miller deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. Beard Miller's letter is filed herewith.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

      (a)  Not applicable.


      (b)  Not applicable.


      (c)  The following exhibit is filed herewith:

           Exhibit 16    Letter of Beard Miller Company LLP


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BCSB BANKCORP, INC.



Date:  December 30, 2004                  By: /s/ David M. Meadows
                                              ----------------------------------
                                              David M. Meadows
                                              Vice President and Secretary